EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Engle Homes, Inc.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 20, 1996, relating to the consolidated financial statements and schedules of Engle Homes, Inc., appearing in the Company's Annual Report on Form 10-K for the year ended October 31, 1996.

                                                              BDO SEIDMAN, LLP

Miami, Florida
October 30, 1997